MesaLabs

Investor Presentation
June 1, 2020

Gary Owens, President and CEO

John Sakys, CFO

John Sullivan, Chairman and Investor Relations

Safe Harbor Statement

The information provided in this presentation contains forward-looking statements within the meaning of the federal securities laws. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements, including statements relating to: projections of revenues, growth, operating results, profit margins, expenses, earnings, margins, tax rates, tax provisions, cash flows, liquidity, demand, competition, the effects of additional actions taken to become more efficient or lower costs; restructuring activities; acquisitions or divestitures and the integration of and future performance of acquired businesses (including Gyros Protein Technologies); changes in legal and regulatory matters; outstanding claims, legal proceedings, tax audits and assessments and other contingent liabilities; the duration and impact of the COVID-19 pandemic and the myriad of its effects on our business including related decreases in customer demand and spending; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues; foreign currency exchange rates and fluctuations in those rates; general economic, industry, and capital markets conditions; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that Mesa Labs intends or believes will or may occur in the future. Without limiting the foregoing, the words "expect," "seek," "anticipate," "intend," "plan," "believe," "could," "estimate," "may," "target," "project," and similar expressions identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to risks and uncertainties relating to our operations and business environments, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed or implied by these forward-looking statements. Such risks and uncertainties include, but are not limited to, those described in our Annual Report on Form 10-K for the year ended March 31, 2020, and those described from time to time in our subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

In this presentation, we refer to non-GAAP financial measures including adjusted operating income (AOI) which is defined to exclude the non-cash impact of amortization of intangible assets acquired in a business combination, stock-based compensation, and impairment of goodwill and long-lived assets. See reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial statements in this presentation. We are unable to provide a reconciliation of forward-looking AOI or adjusted gross profit because components of the calculations are inherently unpredictable and currently unknown.

Introduction

Basics 〉
- MLAB (NASDAQ), public since 1984
- Headquartered in Denver, Colorado
- ~475 Employees

What We Do 〉
- Diversified quality control instruments, consumables and services for niche applications in highly regulated markets

How We Win… 〉
- **Long term organic growth tailwinds**
- **Complemented by targeted M&A**
- **Powered by customer first Lean journey = *The Mesa Way!***

Historical Financials – By the Numbers

Revenues FY20	$117 M ⬆ 14% YoY
Adjusted Gross Profit % FY20*	62% ⬆ 3% YoY
AOI Margin % FY20 excluding unusual items ^	29% ⬆ 1% YoY
CAGR FY10-20 Revenues	13%
FY17-FY20 Growth Mix	2% organic growth with low cyclicality plus 6% acquisition
Sustainability	Renewed infrastructure and executive team

*FY20 Adjusted Gross Margin excludes $8.5M of one-time Inventory cost step up associated with the GPT acquisition. Including this charge, FY20 GM% = 55%, -4% YoY
^FY20 AOI metric has been modified to exclude the same $8.5M expense described above and $1.4M in GPT acquisition costs. See reconciliation tables in this presentation.

FYE: March 31

FY20 Snapshot



= when normalized for FY21 (ex Packaging, full year of GPT)
100%
80%
60%
40%
20%
0%
Percentage of FY20 Revenue
Packaging
Continuous Monitoring
Instruments
Biopharmaceutical Development
Sterilization & Disinfection Control
Food, Environmental, Safety, Other
Healthcare Services
Medical Device
Biopharma
CAPEX HW*
OPEX Hardware
Service
Consumables
Asia Pacific & ROW
Europe
North America
Distribution
Direct
Division
Verticals
Revenue Type
Geography
Channel

High quality product mix, attractive end markets, defensible recurring revenues, geographic opportunity, and deep customer intimacy

*<$15,000 per order

MesaLabs

10 Year Financial Performance



Revenues
AOI
AOI excluding unusual items
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Revenues ($K)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
AOI & AOI excluding unusual items ($K)
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20

Long history of compounding financial returns: 2010-20 CAGR = 13% Revenues; 8% AOI; 12% AOI excluding unusual items

FYE: March 31

MesaLabs

10 Year Share Performance


= MLAB
= S&P 500
Share Price ($/Share)
Index (May 31, 2010 = 1)
250
200
150
100
50
0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2010 May
2010 Aug
2010 Nov
2011 Feb
2011 May
2011 Aug
2011 Nov
2012 Feb
2012 May
2012 Aug
2012 Nov
2013 Feb
2013 May
2013 Aug
2013 Nov
2014 Feb
2014 May
2014 Aug
2014 Nov
2015 Feb
2015 May
2015 Aug
2015 Nov
2016 Feb
2016 May
2016 Aug
2016 Nov
2017 Feb
2017 May
2017 Aug
2017 Nov
2018 Feb
2018 May
2018 Aug
2018 Nov
2019 Feb
2019 May
2019 Aug
2019 Nov
2020 Feb
2020 May 20th

Compounding financial performance = compounding share performance: May 2010-20= 27% CAGR
Defensive stock: S&P 500 Peak to Full Recovery (Apr 07-12) = 21% CAGR; S&P 500 = ~0%

MesaLabs

MesaLabs

The growth we continue to see is driven by our purpose.

Our purpose is to
Protect the Vulnerable.



Applications

Biopharmaceuticals		Medical Devices	Healthcare		Other
Development	Manufacturing	Manufacturing	Biopharma Point of Use	Medical Device Point of Use	Point of Use
					
Biopharma Development (Gyros Protein)	Sterilization & Disinfection Controls, Instruments (DataTrace)	Sterilization & Disinfection Controls	Cold Chain Monitoring	Instruments (DialyGuard)	Instruments (DryCal / BGI / Torque)

Mission critical quality applications from Development and Manufacturing through Point of Use

MesaLabs

Biopharmaceutical Development

Vertical Markets

» Biopharmaceuticals



Immunoassay Instruments



Immunoassay Reagents

Growth Drivers

» Biologic drug, cell & gene, vaccine pipelines



Immunoassay Microfluidic Consumables



Peptide Synthesizers

Protein analysis for biopharmaceutical development and peptide synthesizers for biopharmaceutical discovery

Instruments

Vertical Markets

- Healthcare - dialysis
- Biopharmaceutical
- Food & Beverage
- Safety & Environmental

Growth Drivers

- Renal disease
- Biopharmaceutical manufacturing
- Environmental regulations in high growth geographies
- Regulatory-driven product upgrades



Dialysis Calibration & Standards



Equipment / Process Validation Data Loggers



Gas Flow Calibrators



Cap Torque Validation



Air Quality Monitor Calibration

Niche calibration and controls for applications demanding the highest standards

Sterilization & Disinfection Control

Vertical Markets

- Biopharmaceutical manufacturing
- Medical Device manufacturing
- Healthcare Services

Growth Drivers

- Biopharmaceutical and medical device growth
- Increased sterilization focus in Healthcare Services
- Higher value added products


BACTERIAL SPORE TEST STRIP

Spore Strip Biological Indicators



Chemical Indicators



Cleaning Verification



Self-Contained Biological Indicators



Process Challenge Devices


MesaLabs

Lab Testing Services

Quality assurance for sterilization and disinfection processes

Cold Chain Monitoring

Vertical Markets

- Biopharmaceutical manufacturing
- Healthcare Services

Growth Drivers

- Recurring revenue from SaaS and new equipment
- Increasing adoption in Healthcare Services



Patient Safety
Product Performance
Regulatory Compliance
Internal Controls
Network or Internet
Gateway
Mesh Router
Mesh Router
Humidity
Pressure
Contact Closure
Current
Temperature
Temperature
Power

Continuous monitoring of the biopharmaceutical supply chain

MesaLabs

Growth via Acquisition

- Instruments
- Sterilization & Disinfection
- Cold Chain Monitoring
- Biopharmaceutical Development

1984 - 1999	2000 - 2004	2005 - 2009	2010 - 2014	2015 - Today
DataTrace DialyGuard		Torqo Raven	Bios Suretorque BGI SGM Biotech Apex Amilabo PCD Amega Tempsys	IBP Simicon ATS North Bay Amilabo +14 Int'l Distributors Freshloc Point Six Wireless Infitrak Gyros Protein Technologies

Experienced acquirer in high quality niche markets

The Mesa Way!

	M – MEASURE WHAT MATTERS	E – EMPOWER TEAMS	S – STEADILY IMPROVE	A – ALWAYS LEARN
WHAT	» Customer Driven Strategy » True North KPI's » Strategy Deployment » Enterprise Risk Management	» Cascade Objectives » Daily Management at Gemba » Initiative Teams	» Problem Solving » Kaizen » Action Planning » "Just Do It"	» Full Engagement » Performance Management » Development » Create Opportunities
HOW	» Customer-Centric Game Plan » Critical Few » Clear Direction » Stretch Goals	» Ownership » Coach vs. Direct » Fact-Based Decisions » Proactive and Urgent	» Seeks a Better Way » Problem Solves » Experiment » Bias for Action	» High Expectations » Transparent Communication » Passion for Teaching and Learning » Humility and Self-Awareness

Corporate Strategy

Portfolio

Niche quality control tools, consumables, and services for highly regulated markets

Stable, long term mid single digit organic revenues growth and high margins

Inorganic

Niche business with application leadership in high quality markets. Extend record of double-digit total long-term growth

Operating Model

Leverage *The Mesa Way!* to build both the process muscle and team to support our high growth strategy

MesaLabs

Financial Detail

(Dollars in Thousands)		FY16	FY17	FY18	FY19	FY20
Revenues		$84,659	$93,665	$96,179	$103,135	$117,687
	(% YoY)	*19%*	*11%*	3%	7%	14%
SDC	(% YoY)	23%	15%	12%	4%	7%
Instruments	(% YoY)	8%	(4%)	-1%	6%	5%
Monitoring	(% YoY)	6%	9%	3%	6%	(1%)
Bio Pharma	(% YoY)	NA	NA	NA	NA	100%
Packaging	(% YoY)	100%	114%	-27%	18%	(64%)
Gross Profit		$51,413	$53,239	$54,619	$60,916	$64,933
	(% Rev)	*61%*	*57%*	57%	59%	55%
Adj Op Income (non-GAAP)		$23,437	$24,174	$24,603	$25,857	$23,932
	(% Rev)	*28%*	*26%*	26%	*25%*	*20%*
Op Income		$16,323	$16,313	$2,183	$9,781	$7,494
	(% Rev)	*19%*	*17%*	2%	9%	6%
Net Income (Loss)		$11,169	$11,183	($2,962)	$7,484	$1,349
	(% Rev)	13%	12%	-3%	7%	1%

MesaLabs

Reconciliation of Non-GAAP Measures

(Dollars in Thousands)	FY16	FY17	FY18	FY19	FY20
Operating Income	$16,323	$16,313	$ 2,183	$ 9,781	$7,494
Amortization of Intangible Assets	5,787	6,450	6,929	7,090	10,637
Stock-Based Compensation Expense	1,327	1,411	1,672	4,212	5,525
Impairment loss on Goodwill and Long-Lived Assets	--	--	13,819	4,774	276
Adjusted Operating Income*	$23,437	$24,174	$ 24,603	$ 25,857	$23,932
Legal Settlement	1,709	--	--	3,300	--
Bozeman Relocation Cost	--	725	842	--	--
Monitoring Inventory Reserve	--	580	1,916	--	--
Amortization of GPT Inventory Step-Up	--	--	--	--	8,502
GPT Acquisition Costs	--	--	--	--	1,399
Adjusted Operating Income excluding unusual items*	$25,146	$25,479	$ 27,361	$29,157	$33,833
Percentage of Revenues	30%	27%	28%	28%	29%

*Adjusted operating income (which excludes the non-cash impact of amortization of intangible assets acquired in a business combination, stock-based compensation and impairment of goodwill and long-lived assets) and adjusted operating income excluding unusual items is used by management as a supplemental performance and liquidity measure, primarily to exclude the impact of acquisition-related intangible assets in order to compare current financial performance to historical performance, assess the ability of our assets to generate cash and the evaluation of potential acquisitions.

Adjusted operating income and adjusted operating income excluding unusual items should not be considered an alternative to, or more meaningful than, net income, operating income, cash flow from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance or liquidity.

Reconciliation of Non-GAAP Measures

(Dollars in Thousands)	FY16	FY17	FY18	FY19	FY20
Revenues	$84,659	$93,665	$96,179	$103,135	$117,687
Gross Profit	$51,413	$53,239	$54,619	$60,916	$64,933
Gross Profit %	61%	57%	57%	59%	55%
Bozeman Relocation Costs	--	680	573	--	--
Monitoring Inventory Reserves	--	580	1,916	--	--
Amortization of GPT Inventory Step-Up	--	--	--	--	8,502
Adjusted Gross Profit*	$51,413	$54,499	$57,108	$60,916	$73,435
Adjust Gross Profit %	61%	58%	59%	59%	62%

*Adjusted gross profit is used by management as a supplemental performance measure, primarily to exclude the impact of unusual items on gross profit and gross profit % in order to compare the current financial performance to historical performance. Adjusted gross profit should not be considered an alternative to, or more meaningful than gross profit and gross profit % as reported under GAAP.